UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-08002

KOREA EQUITY FUND, INC.

Worldwide Plaza
309 West 49th Street
New York, NY 10019

Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019

Registrant’s telephone number, including area code: (800) 833-0018

Date of fiscal year end:	October 31, 2015

Date of reporting period:	April 30, 2015

KOREA EQUITY FUND, INC.

June 11, 2015

To Our Shareholders:

We present the Semi-Annual Report of Korea Equity Fund, Inc. (the “Fund”) for the six months ended April 30, 2015.

The net asset value per share (“NAV”) of the Fund increased by 4.0% and the closing market price of the Fund (on the New York Stock Exchange) increased by 1.9% for the six months ended April 30, 2015, after giving effect to the reinvestment of income dividends, capital gains distributions and capital share transactions.  The closing market price of the Fund on April 30, 2015 was $8.29, representing a discount of 10.3% to the NAV of $9.24.  The net assets of the Fund totaled $89,987,007 on April 30, 2015.

The Korea Composite Stock Price Index (“KOSPI”) increased from 1,964.43 to 2,127.17, or 8.3% in local currency terms, during the six months ended April 30, 2015.  Including the South Korean Won (“Won”) depreciation of 0.4% during the six months ended April 30, 2015, this represented a total increase of 7.9% in United States (“U.S.”) dollar terms.  During the six months ended April 30, 2015, the Fund underperformed the KOSPI by 3.9%.

For the quarter ended April 30, 2015, the KOSPI increased from 1,949.26 to 2,127.17, or 9.1% in local currency terms, which, including the Won appreciation of 2.8% for the quarter, represented a total increase of 11.9% in U.S. dollar terms.  The NAV of the Fund increased by 7.2% and underperformed the KOSPI, in U.S. dollar terms, by 4.7%.  The Fund’s share price increased by 7.1% during the quarter.

South Korean Economy

The Bank of Korea (“BOK”) cut its policy interest rate by 25 basis points in March to a new historical low of 1.75%.  Previously, the BOK had indicated some reluctance to institute further reductions, stating that the Korean economy requires structural reform-led growth, coupled with a desire to keep household debt in check.  However, sluggish data and rate cuts from other major central banks around the world have exerted external pressure on the BOK.  Headline Consumer Price Index (“CPI”) was broadly flat at 0.4% year-over-year (“yoy”) with some signs that it may have bottomed out as energy prices stabilized.

Korean exports decreased 4.2% yoy in March, compared with consensus expectations of 1.9% yoy.  By region, exports to the U.S. increased by 31.8% yoy while exports to Europe declined by 9.5% yoy.  Exports to China and Hong Kong increased by 1.7% yoy and 20.8% yoy, respectively.  Exports to the Association of Southeast Asian Nations (“ASEAN”) countries declined by 13.7% yoy.

South Korean Stock Market

The Textiles & Apparel sector outperformed, driven by stable order momentum and solid earnings delivery.  The Healthcare Products sector outperformed given expectations of robust earnings growth.  The Chemicals sector also outperformed due to expectations of improved profitability as oil prices stabilized.

On the other hand, Transportation Equipment stocks such as Hyundai Motor Company and Kia Motors Corporation have underperformed given concerns regarding their poor capital management strategy.  Weak shipment growth due to currency appreciation was also a negative factor.  Stocks in the Financing Business sector underperformed as a result of concerns regarding banks’ weak net interest margins following the policy rate cut.  The Telecommunications sector also underperformed because of concerns over weak earnings growth amid a slower rise in average revenue per user.

Portfolio Management Activity

In January and March 2015, the Fund added Hyundai Motor Company despite weaker earnings due to higher inventories and more generous sales incentives since these concerns may already be reflected in current share prices.  In April 2015, the Fund also added Lotte Chilsung Beverage Co., Ltd. with the expectations of an earnings improvement from the recovery in domestic consumption.  The Fund increased its position in Lotte Chemical Corporation in January 2015 as the Fund expects earnings to improve as oil prices stabilize along with increased demand for chemical products.  In January and April 2015, the Fund added positions in SK C&C Co., Ltd. given expectations of stable earnings growth from its information technology business.  In April 2015, the Fund also added positions in Youngone Corporation due to solid new order momentum and stable earnings in the first quarter of 2015.  The Fund increased its exposure to Samsung Life Insurance Co., Ltd. because of its strong market position which will lead to stable top-line growth within the industry.  The Fund also expects the company to benefit from the overall Samsung Group restructuring process.

The Fund reduced its position in Hyundai Mobis Co., Ltd. in November 2014 and March 2015 due to concerns about slowing revenue growth caused by weak sales momentum among original equipment manufacturers.  However, the Fund still prefers automobile component names as they continue to offer stable earnings momentum and attractive valuations.  The Fund disposed of its position in POSCO in April 2015 as a result of concerns that lower raw material costs could trigger further price declines among steel products.  In January and February 2015, the Fund reduced its position in NCsoft Corporation after a short-term share price rally due to expectations of a potential proxy fight triggered by Nexon Co., Ltd. The Fund also reduced its position in Samsung Fire and Marine Insurance Co., Ltd. in February 2015 because of concerns about profitability amid the lower interest rate environment.

Investment Strategy

Economic and monetary conditions still seem conducive to rising equity markets.  Although the global economic recovery remains anemic, the Fund believes it is moving in the right direction.  Growth momentum in the U.S. has slowed recently while the European economy is bottoming out and outperforming negative expectations.  A weakening Euro, a sharp fall in borrowing costs, and the halving of oil prices have helped stimulate a recovery.  Given this global environment, the world’s central banks continue to provide ample liquidity at historically low interest rates.  In Asia, the authorities have even more scope to further reduce policy rates.

The Fund has a slightly more positive outlook for the Korean equity market.  Although the economic recovery could be slower than expected and downward revisions to corporate earnings are still a concern, the Fund believes the cheap valuations and better fund flows may help to support the market.  Additional measures to stimulate consumer sentiment may also support the overall domestic economy.  The Fund upholds a positive view of stocks that generate solid earnings and stable cash flows, such as memory producers in the Electronic Appliances and Components sector and automobile parts manufacturers in the Transportation Equipment sector.  The Fund also expects stocks in the Financing Business and Insurance sectors to benefit from a domestic economic recovery.  The Fund has a positive view of petrochemical stocks in the Chemicals sector given the improved earnings due to stable oil prices.  However, the Fund might consider reducing its position in the Chemicals sector if it is determined that these positive factors are already reflected in the share prices.

The Fund expects to keep its existing exposure in the Electronic Appliances and Components sector.  The current overweight position in SK Hynix Inc. is expected to remain in place, given stable earnings momentum and improving conditions in the memory market.  On the other hand, the Fund expects to maintain the current underweight position in Samsung Electronics Co., Ltd. due to the limited upside potential in its smartphone business.  The Fund also expects to maintain its overweight position in NCsoft Corporation given its stable earnings generation and attractive valuation.

The overweight position in the Financing Business sector is expected to remain unchanged.  Stable loan growth and possible earnings improvements for banking stocks are supported by a recovery in the property market and a turnaround in the domestic economy.  The Fund may maintain its existing exposure in the Chemicals sector.  The Fund believes petrochemical stocks, such as Lotte Chemical Corporation, are likely to benefit from more stable oil prices in the long-term.  The Fund maintains a positive view of stocks in the Iron and Steel sector, such as Korea Zinc Co., Ltd., given earnings growth from capacity expansion.

The Transportation Equipment sector remains overweight.  While the Fund is relatively bearish towards the automobile original equipment manufacturers due to slower sales momentum for new models, the automobile parts manufacturers, in contrast, continue to offer stable earnings momentum and attractive valuations.  The Fund expects to maintain its existing position in the Telecommunications sector.  Although regulatory risks and market competition are still concerns, earnings improvements are expected given growth in average revenue per user backed by Long Term Evolution or 4G market penetration.

The Fund appreciates your continuing support.

Sincerely,

/s/ Yutaka Itabashi
Yutaka Itabashi President

DISCLOSURES
Sources: Nomura Asset Management U.S.A. Inc. and Bloomberg L.P. Past performance is not indicative of future results.
The NAV price is adjusted for reinvestment of income dividends and capital gain distributions. The New York Stock Exchange’s closing market price is adjusted for reinvestment of income dividends and capital gain distributions. The Fund’s performance does not reflect sales commissions.
This material contains the current opinions of the Fund’s manager, which are subject to change without notice. It should not be considered investment advice. Statements concerning financial market trends are based on current market conditions, which will fluctuate. There is no guarantee that these investment strategies will work under all market conditions, and each investor should evaluate their ability to invest for the long term.
Comparisons between changes in the Fund’s net asset value or market price per share and changes in the Korea Composite Stock Price Index should be considered in light of the Fund’s investment policy and objective, the characteristics and quality of the Fund’s investments, the size of the Fund, and variations in the South Korean Won/U.S. Dollar exchange rate. This report is for informational purposes only. Investment products offered are not FDIC insured, may lose value, and are not bank guaranteed.
Indices are unmanaged. You cannot invest directly into an index.

CHANGE IN AUDITORS
During June 2015, Ernst & Young LLP (“E&Y”) resigned as the independent registered public accountant of the Fund. The resignation of E&Y was not the result of any disagreements with management. The Audit Committee and the Board of Directors of the Fund have approved the selection of McGladrey LLP as the independent registered public accounting firm to audit the Fund’s financial statements for its fiscal year ending October 31, 2015. During the two most recent fiscal years, E&Y’s audit reports contained no adverse opinion or disclaimer of opinion; nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Fund and E&Y on accounting principles or practices, financial statement disclosure, or audit scope, which, if not resolved to the satisfaction of E&Y, would have caused it to make reference to the disagreements in connection with their reports.

SHAREHOLDERS ACCOUNT INFORMATION
Shareholders whose accounts are held in their own name may contact the Fund’s registrar, Computershare Trust Company, N.A., at (800) 426-5523 for information concerning their accounts.

PROXY VOTING
A description of the policies and procedures that the Fund uses to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the SEC’s website at http://www.sec.gov.

Additional information about the Fund’s Board of Directors is available (1) without charge, upon request, by calling toll-free 1-800-833-0018; and (2) on the website of the SEC at http://www.sec.gov in the Fund’s most recent proxy statement filing.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
The Fund files a schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

FUND CERTIFICATION
In September 2014, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the SEC’s web site at http://www.sec.gov.

INTERNET WEBSITE
Nomura Asset Management U.S.A. Inc. has established an Internet website which highlights its history, investment philosophy and process and products, which include the Fund. The Internet web address is www.nomura.com.

KOREA EQUITY FUND, INC.

FUND HIGHLIGHTS—APRIL 30, 2015 (Unaudited)

KEY STATISTICS
Net Assets	$89,987,007
Net Asset Value per Share	$9.24
Closing NYSE Market Price	$8.29
Percentage Increase in Net Asset Value per Share*†	4.0%
Percentage Increase in NYSE Market Price*†	1.9%

MARKET INDEX
Percentage Increase in Market Index*	SOUTH KOREAN WON	U.S.$
Korea Composite Stock Price Index*	8.3%	7.9%
*From November 1, 2014 through April 30, 2015
†Reflects the percentage change in share price adjusted for reinvestment of income dividends, capital gains distributions and capital share transactions.

ASSET ALLOCATION
South Korean Equity Securities	96.9%
Foreign Currency	2.8%
Other Assets Less Liablities, Net	0.3%
Net Assets	100.0%

INDUSTRY DIVERSIFICATION
	% of Net Assets		% of Net Assets
Electronic Appliances and Components	26.5	Other Products	5.1
Transportation Equipment	9.4	Iron and Steel	4.9
Insurance	8.7	Chemicals	3.2
Financing Business	8.0	Construction and Engineering	2.9
Services	6.3	Transportation	2.6
Wholesale	5.7	Telecommunications	2.1
Information and Communication	5.3	Healthcare Products	0.6
Textiles and Apparel	5.6

TEN LARGEST EQUITY HOLDINGS BY MARKET VALUE
Issuer	Market Value	Net % of Assets
Samsung Electronics Co., Ltd.	$11,881,574	13.2
SK Hynix Inc.	8,642,748	9.6
Hyundai Mobis Co., Ltd.	5,266,941	5.9
Korea Zinc Co., Ltd.	4,443,241	4.9
Coway Co. Ltd.	4,281,645	4.8
Dongbu Insurance Co., Ltd.	4,249,680	4.7
Youngone Corporation	3,668,999	4.1
NCsoft Corporation	3,624,649	4.0
Shinhan Financial Group Co., Ltd.	3,373,854	3.7
Samsung Life Insurance Co., Ltd.	2,514,705	2.8

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS

APRIL 30, 2015
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
SOUTH KOREAN EQUITY SECURITIES
Chemicals
Coson Co., Ltd.†	7,270	$204,217	$203,689	0.2
Produces cosmetics
Dongsung Finetec Corporation	109,785	507,740	779,165	0.9
Superconducting materials
Lotte Chemical Corporation	8,285	1,201,509	1,929,265	2.1
Manufactures petrochemical products
Total Chemicals		1,913,466	2,912,119	3.2

Construction and Engineering
Hyundai Development Company	16,700	478,373	887,761	1.0
Civil engineering and architecture construction businesses
KCC Corporation	1,403	653,361	715,889	0.8
Manufactures construction industry products
SFA Engineering Corporation	20,000	960,968	953,715	1.1
Manufactures and sells material handling equipment
Total Construction and Engineering		2,092,702	2,557,365	2.9

Electronic Appliances and Components
Cuckoo Electronics Company Ltd.	11,488	1,641,117	2,131,572	2.4
Electric home appliances
ISC Co., Ltd.	11,650	416,801	464,751	0.5
Components for semiconductor and electronics testing equipment
Samsung Electronics Co., Ltd.	9,083	6,351,535	11,881,574	13.2
Consumer electronics, computers, and telecommunications
SK Hynix Inc.	201,862	4,915,288	8,642,748	9.6
Semiconductors
Tovis Co., Ltd.	50,730	835,494	734,201	0.8
Designs, produces, and sells industrial monitors
Total Electronic Appliances and Components		14,160,235	23,854,846	26.5

Financing Business
BS Financial Group, Inc.	34,550	537,505	514,456	0.6
Banking-related financial services
Hana Financial Group Inc.	23,400	670,309	688,178	0.8
Banking-related financial services
Industrial Bank of Korea	93,434	1,068,903	1,282,898	1.4
Banking-related financial services
Samsung Card Co., Ltd.	11,160	400,417	425,531	0.5
Credit card services
Shinhan Financial Group Co., Ltd.	82,277	3,118,268	3,373,854	3.7
Consumer and commercial-related financial services
KB Financial Group Inc.	24,500	839,773	930,777	1.0
Banking-related financial services
Total Financing Business		6,635,175	7,215,694	8.0

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)
APRIL 30, 2015
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Information and Communication
NCsoft Corporation	19,105	$3,085,333	$3,624,649	4.0
Online gaming
SK C&C Co., Ltd.	5,096	1,100,687	1,203,214	1.3
Computer programming
Total Information and Communication		4,186,020	4,827,863	5.3

Healthcare Products
I-Sens Inc.†	12,212	495,657	560,812	0.6
Develops, produces and distributes medical devices
Total Healthcare Products		495,657	560,812	0.6

Insurance
Dongbu Insurance Co., Ltd.	83,742	3,288,176	4,249,680	4.7
Non-life insurance
Samsung Fire & Marine Insurance Co., Ltd.	4,190	747,988	1,098,141	1.2
Non-life insurance
Samsung Life Insurance Co., Ltd.	25,815	2,555,367	2,514,705	2.8
Life insurance
Total Insurance		6,591,531	7,862,526	8.7

Iron and Steel
Korea Zinc Co., Ltd.	10,030	2,648,190	4,443,241	4.9
Non-ferrous metals
Total Iron and Steel		2,648,190	4,443,241	4.9

Other Products
Interojo Co., Ltd.	89,143	1,283,579	1,869,051	2.1
Manufactures and sells contact lens
KT&G Corporation	9,450	841,645	833,754	0.9
Electric home appliances
Lotte Chilsung Beverage Co., Ltd.	845	1,647,704	1,864,207	2.1
Alcoholic and non-alcoholic beverages
Total Other Products		3,772,928	4,567,012	5.1

Services
Coway Co. Ltd.	51,109	2,218,911	4,281,645	4.8
Manufactures environment-related products
Hana Tour Service Inc.	6,760	418,650	799,618	0.9
Travel related services
KG Eco Technology Services Co., Ltd.	92,807	486,740	499,384	0.6
Produces energy from waste
Total Services		3,124,301	5,580,647	6.3

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

APRIL 30, 2015
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
Telecommunications
SK Telecom Co., Ltd.	7,020	$1,904,770	$1,869,152	2.1
Wireless telecommunication services
Total Telecommunications		1,904,770	1,869,152	2.1

Textiles and Apparel
Hansae Co., Ltd.	35,180	799,869	1,344,679	1.5
Orginal equipment manufacturing of garments
Youngone Corporation	60,103	2,446,433	3,668,999	4.1
Outdoor sportswear and shoes
Total Textiles and Apparel		3,246,302	5,013,678	5.6

Transportation
AJ Rent a Car Co., Ltd.†	69,305	772,446	1,015,891	1.1
Auto rental company
CJ Korea Express Corp.†	4,500	499,433	853,751	0.9
Land and marine transportation services
Korean Air Lines Co., Ltd.†	11,940	451,735	507,336	0.6
Air transportation services
Total Transportation		1,723,614	2,376,978	2.6

Transportation Equipment
Hyundai Mobis Co., Ltd.	24,005	5,575,372	5,266,941	5.9
Automotive service components
Hyundai Motor Company	13,850	2,317,845	2,171,511	2.4
Passenger cars, trucks, autoparts, and commercial vehicles
Hyundai Motor Company - Preferred	9,275	759,672	1,023,968	1.1
Passenger cars, trucks, autoparts, and commercial vehicles
Total Transportation Equipment		8,652,889	8,462,420	9.4

Wholesale
E-mart Co., Ltd.	5,190	1,208,805	1,066,514	1.2
Chain of hypermarkets
Hyundai Greenfood Co., Ltd.	113,587	1,745,917	1,996,933	2.2
Wholesale and distributon of food
iMarketKorea Inc.	47,320	1,097,485	1,200,681	1.3
Maintenance, repair, and operations procurement services
Samchuly Bicycle Co., Ltd.	37,790	621,614	883,493	1.0
Manufactures and sells bicycles
Total Wholesale		4,673,821	5,147,621	5.7
TOTAL SOUTH KOREAN EQUITY SECURITIES		$65,821,601	$87,251,974	96.9

See notes to financial statements.

KOREA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

APRIL 30, 2015
(Unaudited)

	Shares	Cost	Market Value	% of Net Assets
INVESTMENT IN FOREIGN CURRENCY

South Korean Won		$2,491,020	$2,487,661	2.8
Non-interest bearing account
TOTAL INVESTMENT IN FOREIGN CURRENCY		2,491,020	2,487,661	2.8
TOTAL INVESTMENTS		$68,312,621	$89,739,635	99.7
OTHER ASSETS LESS LIABILITIES, NET			247,372	0.3
NET ASSETS			$89,987,007	100.0

†Non-income producing security.

Portfolio securities and foreign currency holdings were translated at the following exchange rate as of April 30, 2015.

South Korean Won	KRW	1,077.89 = USD $1.00

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2015

(Unaudited)

ASSETS:
Investments in securities, at market value (cost—$65,821,601)	$87,251,974
Investments in foreign currency, at market value (cost—$2,491,020)	2,487,661
Receivable for investments sold	369,035
Prepaid expenses	51,823
Cash and cash equivalents	94,402
Total Assets	90,254,895

LIABILITIES:
Accrued legal fees	98,699
Accrued management fee	61,124
Accrued auditing and tax reporting fees	53,240
Accrued directors’ fees and expenses	5,779
Other accrued expenses	49,046
Total Liabilities	267,888

NET ASSETS:
Capital stock (par value of 9,740,623 shares of capital stock outstanding, authorized 100,000,000, par value $0.10 each)	974,062
Paid-in capital	67,768,066
Accumulated net realized loss on investments and foreign currency transactions	(327,785)
Net unrealized appreciation on investments and foreign currency transactions	21,425,233
Accumulated net investment gain	147,431
Net Assets	$89,987,007
Net asset value per share	$9.24

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2015

(Unaudited)

INCOME:
Dividend income (less $190,350 of withholding taxes)	$963,288
Interest income	48
Total Income		$963,336

EXPENSES:
Management fee	355,799
Legal fees	90,715
Directors’ fees and expenses	61,495
Custodian fees	43,850
Other expenses	73,587
Total Expenses		625,446
INVESTMENT INCOME—NET		337,890

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments		903,905
Net realized gain on foreign currency transactions		80,199
Net realized gain on investments and foreign currency transactions		984,104
Net change in unrealized appreciation on investments		2,295,125
Net change in unrealized depreciation on foreign currency transactions and translation		(212,181)
Net realized and unrealized gain on investments and foreign currency transactions and translation		3,067,048
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$3,404,938

See notes to financial statements.

KOREA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Six Months Ended April 30, 2015 (Unaudited)	For the Year Ended October 31, 2014
FROM INVESTMENT ACTIVITIES:
Net investment gain (loss)	$337,890	$(644,356)
Net realized gain on investments	903,905	1,788,626
Net realized gain on foreign currency transactions	80,199	63,643
Net change in unrealized apprection on investments	2,295,125	1,567,959
Net change in unrealized depreciation on foreign currency transactions and translation	(212,181)	(2,206,584)
Increase in net assets derived from investment activities	3,404,938	569,288

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Capital gain distribution	(865,941)	(12,195,260)
Decrease in net assets derived from distributions to shareholders	(865,941)	(12,195,260)

NET ASSETS:
Beginning of period	87,448,010	99,073,982
End of period (including accumulated net investment gain (loss) of $147,431 and ($190,459), respectively)	$89,987,007	$87,448,010

See notes to financial statements.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.	Significant Accounting Policies

Korea Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.  The Fund was incorporated in Maryland on September 7, 1993 and investment operations commenced on December 3, 1993.  The Fund’s investment objective is to seek long-term capital appreciation through investments primarily in equity securities of South Korean companies.

The accompanying financial statements have been prepared in accordance with United States (“U.S.”) generally accepted accounting principles (“GAAP”) and are stated in United States dollars.  The Fund is an investment company that follows the accounting and reporting guidance in accordance with FASB Accounting Standards Codification Topic 946.  The following is a summary of the significant accounting and reporting policies used in preparing the financial statements.

(a)   Valuation of Securities – Investments traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price.  Securities traded in the U.S. over-the-counter market (as opposed to the over-the-counter market for foreign investors in South Korea) are valued at the last reported sales price as of the close of business on such day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of the day or, if none is available, at the last reported sales price available to the Fund.  Securities for which market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors.  Short-term debt securities which mature in 60 days or less are valued at amortized cost, which approximates fair value, if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days.  Securities and other assets, including futures contracts and related options, are stated at market value or otherwise at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b)   Foreign Currency Transactions – Transactions denominated in South Korean Won (“Won”) are recorded in the Fund’s records at the prevailing rate at the time of the transaction.  Asset and liability accounts that are denominated in Won are adjusted to reflect the current exchange rate at the end of the period.  Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in the results of operations for the current period.

The net assets of the Fund are presented at the exchange rates and market values on April 30, 2015.  The Fund does isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held at April 30, 2015.  Net realized gains or losses on investments include gains or losses arising from sales of portfolio securities and sales and

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

maturities of short-term securities.  Net realized gains or losses on foreign currency transactions arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

(c)   Security Transactions, Investment Income, and Distributions to Shareholders – Security transactions are accounted for on the trade date.  Dividend income and distributions are recorded on the distribution payable date and interest income is recorded on the accrual basis.  Realized gains and losses on the sale of investments are calculated on a first in, first out basis.

Distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from GAAP.  To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition – “temporary”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification.  Dividends and distributions which exceed net realized capital gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized capital gains.

Pursuant to a securities lending agreement with Brown Brothers Harriman & Co., the Fund may lend securities to qualified institutions.  It is the Fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned.  It is the Fund’s policy that collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times.  Collateral is provided in the form of cash, which will be invested in certain money market funds.  The Fund is entitled to receive all income on securities loaned, in addition to a portion of the income earned as a result of the lending transaction.  Although each security loan is fully collateralized, there are certain risks.  On November 21, 2008, the Fund suspended its participation in the securities lending program.  The Fund may resume its participation in the future.  During the fiscal year ended October 13, 2014 and semi-annual period ended April 30, 2015, the Fund did not earn any fees from lending fund portfolio securities, pursuant to the securities lending agreement.

(d)   Capital Account Reclassification – For the year ended October 31, 2014, the Fund’s accumulated net investment loss was decreased by $785,794, paid-in capital was decreased by $722,151, and the accumulated net realized loss on investments and foreign currency transactions was increased by $63,643.  The adjustments were a result of the reclassification of foreign exchange losses and net operating loss.  These adjustments had no impact on net assets.

(e)   Income Taxes – A provision for U.S. income taxes has not been made since it is the intention of the Fund to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

Under South Korean tax laws, a withholding tax is imposed on dividends and interest income at the rate of 22%, and such withholding taxes are reflected as a reduction of the related revenue.  There is no withholding tax on realized gains.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years), and has concluded that no provision for income tax is required in the Fund’s financial statements.  The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the statement of operations.  During the six ended April 30, 2015 and for the prior three tax years, the Fund did not incur any interest or penalties.

(f)   Subscription for New Shares – As part of their annual corporate action matters, certain South Korean companies offer rights to their shareholders to subscribe to new shares which are eligible for a portion of the dividends paid on existing shares in the year of subscription.  The Fund normally subscribes to new share offerings by South Korean companies.

(g)   Use of Estimates in Financial Statement Preparation – The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(h)   Concentration of Risk – A significant portion of the Fund’s net assets consists of South Korean securities which involve certain considerations and risks not typically associated with investments in the U.S.  In addition to the smaller size, less liquidity and greater volatility, the South Korean securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about South Korean issuers than there is about U.S. issuers.  Future economic and political developments in South Korea could adversely affect the liquidity or value, or both, of securities in which the Fund is invested.  Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

(i)   Indemnifications – Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising from the performance of their duties to the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on the Fund’s experience, the Fund expects the risk of loss to be remote and as such, no additional accruals were recorded on the Statement of Assets and Liabilities.

2.	Management Agreement and Transactions With Affiliated Persons

Nomura Asset Management U.S.A. Inc. (“NAM-USA” or the “Manager”) acts as the Manager of the Fund pursuant to a management agreement.  Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties.  Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

Management Co., Ltd. (“NAM”), as investment adviser for the Fund, and Nomura Asset Management Hong Kong Limited (“NAM-Hong Kong”) and Nomura Asset Management Singapore Limited (“NAM-Singapore”), as investment sub-advisers for the Fund.

As compensation for its services to the Fund, the Manager receives a monthly fee computed at the annual rate of 0.85% of the Fund’s average weekly net assets.  Under the management agreement, the Fund incurred fees to the Manager of $355,799 for the six months ended April 30, 2015.  Under the investment advisory agreement, the Manager informed the Fund that NAM earned sub-advisory fees of $93,230 from the Manager, not the Fund, for the six months ended April 30, 2015.  In addition, NAM-Hong Kong and NAM-Singapore earned sub-advisory fees of $20,718 and $93,230 from the Manager, not the Fund, respectively.  At April 30, 2015, the management fee payable to the Manager by the Fund was $61,124.

Certain officers and/or directors of the Fund are officers and/or directors of the Manager.  Affiliates of Nomura Holdings, Inc. (the Manager’s indirect parent) did not earn any fees in commissions on the execution of portfolio security transactions for the six months ended April 30, 2015.  Through March 31, 2015, the Fund paid each Director not affiliated with the Manager an annual fee of $12,000 plus $1,500 per meeting attended.  Effective April 1, 2015, the Fund pays each Director not affiliated with the Manager an annual fee of $17,000 plus $2,000 per meeting attended.  In addition, the Fund pays each Director not affiliated with the Manager $1,000 per telephone meeting attended together with such Directors’ actual expenses related to attendance at meetings.  The Chairman of the Board, presently Rodney A. Buck, who is not affiliated with the Manager, is paid an additional annual fee of $5,000.  Through March 31, 2015, the Chairman of the Audit Committee, presently David B. Chemidlin, received an additional annual fee of $1,000.  Effective April 1, 2015, the Chairman of the Audit Committee receives an additional annual fee of $2,000.  Such fees and expenses for unaffiliated Directors aggregated $61,495 for the six months ended April 30, 2015.

3.	Purchases and Sales of Investments

Purchases and sales of investments, exclusive of investments in foreign currency and short-term securities, for the six months ended April 30, 2015 were $18,049,161 and $21,165,463, respectively.

4.	Federal Income Taxes

As of October 31, 2014, net unrealized appreciation on investments for Federal income tax purposes was $18,222,213, consisting of $21,379,246 related to appreciated securities and $3,157,033 related to depreciated securities.  The aggregate cost of investments, at October 31, 2014, for federal income tax purposes was $69,157,272.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

At October 31, 2014 the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation on investments and foreign currency transactions	$18,219,017
Undistributed long term capital gains	677,324
Qualified late year loss deferral	(190,459)
Total accumulated earnings	$18,705,882

The Fund paid a long term capital gains distribution of $0.0889 per share ($865,941) to shareholders of record as of December 22, 2014.  The distribution was paid on December 29, 2014.

The Fund paid a long term capital gains distribution of $1.252 per share ($12,195,260) to shareholders of record as of December 30, 2013.  The distribution was paid on January 17, 2014.

The Fund paid a long term capital gains distribution of $1.053 per share ($10,256,876) to shareholders of record as of December 24, 2012.  The distribution was paid on January 4, 2013.

The tax character of distributions paid during the fiscal years ended October 31, 2014 and October 31, 2013 were as follows:

	October-14	October-13
Ordinary Income	$0	$0
Capital Gains	$12,195,260	$10,256,876

5.	Fair Value Measurements

In accordance with GAAP, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date.  GAAP also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability.  Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund.  Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances.  Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation.  The three-tier hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2015.

Level	Investments in Securities
Level 1
Equity Securities*	$87,251,974
Foreign Currency	2,487,661
Level 2	-0-
Level 3	-0-
Total	$89,739,635

*	Please refer to the Schedule of Investments for a breakdown of the valuation by industry type.

During the six months ended April 30, 2015, there were no transfers between Level 1, Level 2, or Level 3 securities.

During the six months ended April 30, 2015, the Fund did not hold any instrument which used significant unobservable inputs (Level 3) in determining fair value.

6.	Share Repurchases and Discount Management Plan

The Board of Directors of the Fund announced a Discount Management Plan on June 3, 2010.  The Plan consisted of an open-market share repurchase program and a tender offer component.  The Fund commenced share repurchases on the New York Stock Exchange on July 1, 2010.  Between July 1, 2010 and August 13, 2010, the Fund repurchased 149,609 shares of its capital stock for an aggregate purchase price of $1,483,505.  The impact of the Plan resulted in less than a $.01 change to the net asset value per share.

The Board of Directors announced an enhanced Discount Management Plan on August 17, 2010 that provided for a tender offer of up to 20 percent of the Fund’s outstanding shares of capital stock.  The enhanced Plan also contemplates that the Board of Directors will annually evaluate whether, taking into account the Fund’s performance, trading discount from net asset value and other relevant factors, the Fund should make an additional tender offer for between 5 and 15 percent of its outstanding shares of capital stock.  On November 17, 2010, the Fund commenced a tender offer for up to 2,212,479 shares of its outstanding capital stock at a price equal to 98 percent of the net asset value per share on the expiration date of the offer (or if the tender offer is extended, on the date to which the tender offer is extended).  The tender offer expired on December 17, 2010, at which time the offer was oversubscribed.  The Fund purchased the maximum number of shares covered by the offer at a price of $12.79 per share, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on December 17, 2010.  As a result of the tender offer, $28,297,607 was distributed to the shareholders and there was a $.06 increase to the net asset value per share.

KOREA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued) (Unaudited)

The Fund’s intention to conduct a second tender offer was announced on June 7, 2011.  This tender offer was for up to 10 percent of the Fund’s outstanding stock during the fourth quarter of 2011 if the Fund’s stock traded at a specific discount during the third quarter of 2011.  The stock did trade at the specific discount.  The Fund commenced an offer for up to 1,082,292 shares of its common stock on January 31, 2012.  The offer expired on March 5, 2012, at which time the Fund purchased the maximum number of shares covered by the offer at a price of $10.33, which represented a price equal to 98 percent of the net asset value per share as of the close of trading on the New York Stock Exchange on March 5, 2012.  As a result of the tender offer, $11,180,076 was distributed to the shareholders and there was a $0.02 increase to the net asset value per share.

KOREA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout each period:

	For the Six Months Ended April 30, 2015 (Unaudited)	For the Year Ended October 31,
		2014	2013	2012	2011	2010
Net asset value, beginning of year	$8.98	$10.17	$10.64	$13.69	$12.30	$9.76
Net investment income (loss)*	0.03	(0.07)	(0.08)	(0.10)	(0.16)	(0.07)
Net realized and unrealized gain on investments and foreign currency	0.32	0.13	0.66	0.10	1.49	2.61
Total from investment operations	0.35	0.06	0.58	0.00	1.33	2.54
Distributions:
Distributions from capital gains	(0.09)	(1.25)	(1.05)	(3.07)	—	—
Total from distributions	(0.09)	(1.25)	(1.05)	(3.07)	—	—

Fund Share Transactions
Effect of Tender Offer**	—	—	—	0.02	0.06	—
Total Fund share transactions	—	—	—	0.02	0.06	—

Net asset value, end of year	$9.24	$8.98	$10.17	$10.64	$13.69	$12.30

Market value, end of year	$8.29	$8.23	$9.09	$9.65	$12.41	$11.25
Total investment return***	1.9%	4.9%	4.9%	3.6%	10.3%	33.9%
Ratio to average net assets/supplemental data:
Net assets, end of period (000)	$89,987	$87,448	$99,074	$103,615	$121,195	$136,026
Operating expenses	1.48%†	1.49%	1.57%	1.81%	1.90%	1.81%
Net investment income (loss)	0.80%†	(0.70%)	(0.81%)	(0.90%)	(1.13%)	(0.68%)
Portfolio turnover	22%	19%	64%	77%	75%	52%

*	Based on average shares outstanding.

**	Increase is due to Tender Offer (See Note 6)

***	Based on market value per share, adjusted for reinvestment of income dividends, capital gains distributions and capital share transactions. Total return does not reflect sales commissions.

†	Annualized

  See notes to financial statements.

BOARD OF DIRECTORS
Rodney A. Buck
David B. Chemidlin
Yutaka Itabashi
E. Han Kim
Marcia L. MacHarg
OFFICERS
Yutaka Itabashi, President
Hiromichi Aoki, Vice President
Maria R. Premole, Vice President
Neil A. Daniele, Secretary and Chief Compliance Officer
Amy J. Marose, Treasurer
Jamie Gannalo, Assistant Treasurer
MANAGER
Nomura Asset Management U.S.A. Inc.
Worldwide Plaza
309 West 49th Street
New York, NY 10019-7316
Internet Address
www.nomura.com
INVESTMENT ADVISER
Nomura Asset Management Co., Ltd.
1-12-1 Nihonbashi, Chuo-ku
Tokyo 103-8260, Japan
INVESTMENT SUB-ADVISERS
Nomura Asset Management Hong Kong Limited
30th Floor, Two International Finance Center
8 Finance Street
Central, Hong Kong
Nomura Asset Management Singapore Limited
10 Marina Boulevard
Marina Bay Financial Centre Tower 2, #33-03
Singapore 018983
CUSTODIAN
Brown Brothers Harriman & Co.
50 Post Office Square
Boston, Massachusetts 02110-1548
DIVIDEND PAYING AGENT, TRANSFER AGENT
AND REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
COUNSEL
Sidley Austin LLP
787 Seventh Avenue
New York, New York 10019
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
5 Times Square
New York, New York 10036
KOREA EQUITY FUND
WORLDWIDE PLAZA
309 WEST 49th STREET
NEW YORK, NY 10019-7316
This Report, including the Financial Statements, is transmitted to the Shareholders of Korea Equity Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this Report.

The accompanying Financial Statements, including the Schedule of Investments, have not been examined by the Fund’s independent accountants, Ernst & Young LLP, and accordingly, they express no opinion thereon.
KOREA Equity Fund, Inc. SEMI-ANNUAL REPORT APRIL 30, 2015

ITEM 2.  CODE OF ETHICS

Not applicable to this semi-annual report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to this semi-annual report.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to this semi-annual report.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this semi-annual report.

ITEM 6.  SCHEDULE OF INVESTMENTS

(a) The Registrant’s investments in securities of unaffiliated issuers as of 4/30/15 are included in the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual report.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) Not applicable to this semi-annual report.

(b) None.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

ITEM 11.  CONTROLS AND PROCEDURES

The Registrant’s Principal Executive Officer and Principal Financial Officer have evaluated the Registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the Registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by  this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS

(a) (1)	Not applicable to this semi-annual report.
(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as an exhibit.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Korea Equity Fund, Inc.

By:

/s/ Yutaka Itabashi
Yutaka Itabashi, President
(Principal Executive Officer)

Date:
6/16/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:

/s/ Yutaka Itabashi
Yutaka Itabashi, President
(Principal Executive Officer)

Date:
6/16/15

By:

/s/ Amy J. Marose
Amy J. Marose,  Treasurer
(Principal Financial Officer)

Date:
6/16/15